UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

TravelCenters of America Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-33274 (Commission File Number)	20-5701514 (IRS Employer Identification No.)

24601 Center Ridge Road Westlake, OH	44145-5639
(Address of Principal Executive Offices)	(Zip Code)

(440) 808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.001 Par Value Per Share	TA	The Nasdaq Stock Market LLC
8.25% Senior Notes due 2028	TANNI	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2029	TANNL	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2030	TANNZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, unless the context otherwise requires, the terms “we,” “us,” “our” and “the Company” refer to TravelCenters of America Inc. and its applicable subsidiaries.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 1, 2022, the Audit Committee, or the Committee, of our Board of Directors, approved the engagement of Deloitte & Touche LLP, or Deloitte, as our independent registered public accounting firm, effective immediately.  During the years ended December 31, 2020 and December 31, 2021, and the subsequent interim period through March 1, 2022, we did not, nor did anyone on our behalf, consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or a disagreement, or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K), or a reportable event.

Contemporaneous with the Committee’s determination to engage Deloitte, the Committee dismissed RSM US LLP, or RSM, as our independent registered public accounting firm, effective immediately. The reports of RSM on our financial statements for each of the two years ended December 31, 2020, and December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of our financial statements for the years ended December 31, 2020, and December 31, 2021, there were no disagreements between us and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of RSM would have caused RSM to make reference to the subject matter of the disagreement in their report. During the years ended December 31, 2020 and December 31, 2021, there were no reportable events.

We provided RSM with a copy of the disclosures we are making in this Form 8-K and requested that RSM furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein.  A copy of RSM’s letter, dated March 3, 2022, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)        Exhibits.

16.1	Letter of RSM US LLP, dated March 3, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA INC.

	By:	/s/ Peter J. Crage
	Name:	Peter J. Crage
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: March 3, 2022